As filed with the Securities and Exchange Commission on April 23, 2024
Registration No. 333-278664

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO.   ☐
PROTECTIVE LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	63-0169720
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
2801 Highway 280 South
Birmingham, Alabama 35223
(205) 879-9230
(Address, including zip code, and telephone number, including area code of registrant’s principal executive offices)
Bradford Rodgers, Esq.
Protective Life Insurance Company
P.O. Box 2606
Birmingham, Alabama 35202
(205) 268-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
Stephen E. Roth, Esq.
Thomas E. Bisset, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, D.C. 20001
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or reinvestment plans, check the following box. ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Pursuant to Rule 429 under the Securities Act of 1933, the prospectus contained herein also relates to Registration Statement Nos.
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐

(Do not check if a smaller reporting company)
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
This Pre-Effective Amendment No. 1 (the “Amendment”) to the Registration Statement on Form S-1 for Protective Life Insurance Company (File No. 333-278664) is being filed solely for the purpose of including an updated opinion of counsel as to the legality of the Protective® Market Defender Annuity Contracts offered in the Registration Statement (“Exhibit 5”) in Item 16 of Part II. Accordingly, this Amendment consists solely of the facing page, this explanatory note, a Part II including the new Exhibit 5, and the signature pages to the Registration Statement. The Prospectus to the Registration Statement filed with the Securities and Exchange Commission on April 12, 2024 (SEC Accession Number 0001628280-24-016099) remains unchanged and is incorporated herein by reference. The Amendment is not intended to amend or delete any part of the Registration Statement other than Item 16 of Part II as set forth herein.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 13. Other Expenses of Issuance and Distribution.*
The expenses of the issuance and distribution of the Contracts, other than any underwriting discounts and commissions, are as follows:

Securities and Exchange Commission Registration Fees	$—
Printing and engraving	50,000
Accounting fees and expenses	15,000
Legal fees and expenses	15,000
Miscellaneous	—
TOTAL EXPENSES	$80,000
_________________
*Estimated.

Item 14. Indemnification of Directors and Officers.
Section 6.5 of Article VI of the Certificate of Incorporation of Protective Life Corporation (“PLC”) provides, in substance, that any of PLC’s directors and officers and certain directors and officers of Protective, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of PLC, by reason of the fact that he is or was an officer or director, shall be indemnified by PLC against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of PLC and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the action or suit is or was by or in the right of PLC to procure a judgment in its favor, such person shall be indemnified by PLC against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to PLC unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that any officer or director has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any issue or matter therein, he shall be indemnified by PLC against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith without the necessity of any action being taken by PLC other than the determination, in good faith, that such defense has been successful. In all other cases, unless ordered by a court, indemnification shall be made by PLC only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the holders of a majority of the shares of capital stock of PLC entitled to vote thereon. By means of a by-law, Protective offers its directors and certain executive officers similar indemnification.
In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.
Item 15. Recent Sales of Unregistered Securities
Not Applicable

Item 16(a). Exhibits.

Item Number	Document
*1.(a)
Underwriting Agreement by and among Protective Life Insurance Company and Protective Equity Services, Inc. filed as Exhibit 1(a) to the Registration Statement on Form S-3 (File No. 333-229837) filed on February 25, 2019.

*1.(b)
Second Amended Distribution Agreement between Protective Life Insurance Company and Investment Distributors, Inc. as revised June 18, 2018, filed as Exhibit 1 to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.

*2.(a)
Master Agreement by and among AXA Equitable Financial Services LLC, AXA Financial Inc. and Protective Life Insurance Company, dated as of April 10, 2013, filed as Exhibit 2(b) to the Quarterly Report on Form 10-Q (File No. 001-31901) filed on August 12, 2013.

*2.(b)
Master Transaction Agreement by and among Protective Life Insurance Company, Protective Life Corporation, The Lincoln National Life Insurance Company, Lincoln National Corporation, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company and Liberty Mutual Group Inc., dated as of January 18, 2018, filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-31901) filed on January 23, 2018.

*2.(c)
Master Transaction Agreement by and among Protective Life Insurance Company, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, The Canada Life Assurance Company and The Great-West Life Assurance Company, dated as of January 23, 2019, filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-31901) filed on January 23, 2019.

*3.(a)
2020 Amended and Restated By-Laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-201919), as filed with the Commission on February 11, 2021.

*3.(b)
2020 Amended and Restated Charter of Protective Life Insurance Company dated as of December 30, 2020, filed as Exhibit 3.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*4.(a)	Form of Individual Modified Guaranteed Annuity Contract, filed as Exhibit 2 to the initial filing of Form S-3 (File No. 333-222086) filed with the Commission on December 15, 2017.
*4.(b)	Qualified Plan Endorsement, filed as Exhibit 4(b) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
*4.(c)	Application for Individual Modified Guaranteed Annuity Contract, filed as Exhibit 4(c) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
*4.(d)	Waiver of Withdrawal Charge and Market Value Adjustment (for Unemployment), filed as Exhibit 4(d) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
*4.(e)
Waiver of Withdrawal Charge and Market Value Adjustment (for Terminal Condition or Nursing Facility Confinement), filed as Exhibit 4(e) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.

*4.(f)	Endorsement- Automatic Segment Renewal, filed as Exhibit 4(f) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
*4.(g)	Endorsement- Traditional IRA, filed as Exhibit 4(g) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
*4.(h)	Endorsement- Roth IRA, filed as Exhibit 4(h) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
*4.(i)	Endorsement- Annuitization Bonus, filed as Exhibit 4(i) to the Registration Statement on Form S-3/A (File No. 333-222086) filed on June 28, 2018.
5.	Opinion re legality,filed herewith.
8.	Opinion re Tax Matters. Not Applicable.
9.	Voting Trust Agreement. Not Applicable.
*10(a)
Bond Purchase Agreement dated as of December 30, 1985, among Protective Life Corporation and National Westminster Bank USA, filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K filed March 21, 2018 (File No. 001-31901).

*10(b)
Escrow Agreement dated as of December 30, 1985, among Protective Life Corporation and National Westminster Bank USA, filed as Exhibit 10(b) to the Company’s Annual Report on Form 10-K filed March 21, 2018 (File No. 001-31901).

*10(c)
Second Amended and Restated Credit Agreement dated as of April 5, 2022, among Protective Life Corporation and Protective Life Insurance Company, as borrowers, the several lenders from time to time a party thereto, and Regions Bank, as Administrative Agent, filed as Exhibit 10(c) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(d)
Amendment and Clarification of the Tax Allocation Agreement dated January 1, 1988 by and among Protective Life Corporation and its subsidiaries, filed as Exhibit 10(h) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed March 31, 2005 (File No. 001-31901).

*10(e)
Stock Purchase Agreement by and among RBC Insurance Holdings (USA), Inc., Athene Holding Ltd., Protective Life Insurance Company and RBC USA Holdco Corporation (solely for the purposes of Sections 5.14-5.17 and Articles 7, 8 and 10), dated as of October 22, 2010, filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed October 28, 2010 (File No. 001-31901).

*10(f)
Coinsurance Agreement by and between Liberty Life Insurance Company and Protective Life Insurance Company, filed as Exhibit 10.02 to the Company’s Current Report on Form 8-K filed October 28, 2010 (File No. 001-31901).

*10(g)
Master Agreement by and between Protective Life Insurance Company and Genworth Life and Annuity Insurance Company, dated as of September 30, 2015, filed as Exhibit 10 to the Company’s Quarterly Report on Form 10-Q filed November 10, 2015 (File No. 001-31901).

*10(h)
Distribution Agreement by and between Protective Life Insurance Company and Investment Distributors, Inc., dated as of June 16, 2011, filed as Exhibit 1(a) to the Company’s Registration Statement on Form S-3 filed December 15, 2017 (File No. 333-222086).

*10(i)
Second Amended Distribution Agreement between Protective Life Insurance Company (“Insurer”) and Investment Distributors, Inc. (“Distributor”) as revised June 18, 2018, filed as Exhibit 1(b) to the Company’s Registration Statement on Form S-3/A filed on June 28, 2018 (File No. 333-222086).

*10(j)
Amendment No. 1 to Second Amended Distribution Agreement between Investment Distributors, Inc. and Protective Life Insurance Company filed as Exhibit 10.11 to the Quarterly Report on Form 10-Q (File No. 001-31901) filed on August 13, 2020.

*10(k)
Revised Schedule to Second Amended Distribution Agreement between Investment Distributors, Inc. and Protective Life Insurance Company filed as Exhibit 3(b)(ii) to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-240192), filed with the Commission on November 24, 2020.

*10(l)†
Protective Life Corporation’s Excess Benefit Plan, Amended and Restated as of December 31, 2008 and Reflecting the Terms of the December 31, 2010 Amendment, filed as Exhibit 10(c) to Protective Life Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 filed February 28, 2013 (File No. 001-11339).

*10(m)†
Amendment to Protective Life Corporation’s Excess Benefit Plan, dated as of April 17, 2014, filed as Exhibit 10(a) to Protective Life Corporation’s Quarterly Report on Form 10-Q filed May 8, 2014 (File No. 001-11339).

*10(n)†
2016 Amendment to Protective Life Corporation’s Excess Benefit Plan, dated as of December 19, 2016, filed as Exhibit 10(a)(3) to Protective Life Corporation’s Annual Report on Form 10-K filed February 24, 2017 (File No. 001-11339).

*10(o)†
Protective Life Corporation Annual Incentive Plan, effective January 1, 2018, filed as Exhibit 10.1 to Protective Life Corporation’s Current Report on Form 8-K filed November 13, 2017 (File No. 001-11339).

*10(p)†
Amended and Restated Protective Life Corporation Annual Incentive Plan, amended and restated as of November 6, 2018, filed as Exhibit 10.2(b) to Protective Life Corporation’s Annual Report on Form 10-K filed March 5, 2019 (File No. 001-11339).

*10(q)†	Protective Life Corporation 2017 Annual Incentive Plan, filed as Exhibit 10(a) to Protective Life Corporation’s Quarterly Report on Form 10-Q filed August 3, 2017 (File No. 001-11339).
*10(r)†
Amended and Restated Protective Life Corporation Annual Incentive Plan, effective January 1, 2020, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed February 24, 2020. (File No. 001-31901).

*10(s)†
Amended and Restated Protective Life Corporation Annual Incentive Plan, effective January 1, 2021, filed as Exhibit 10.11(e) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(t)†
Amended and Restated Protective Life Corporation Annual Incentive Plan, effective November 2, 2022, filed as Exhibit 10(s)(1) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(u)†
Protective Life Corporation Long-Term Incentive Plan, effective January 1, 2018, filed as Exhibit 10.2 to Protective Life Corporation’s Current Report on Form 8-K filed November 13, 2017 (File No. 001-11339).

*10(v)†	Amendment One to the Protective Life Corporation Long-Term Incentive Plan, filed as Exhibit 10 to Protective Life Corporation’s Quarterly Report on Form 10-Q filed May 11, 2018 (File No. 001-11339).
*10(w)†
Amended and Restated Protective Life Corporation Long-Term Incentive Plan, filed as Exhibit 10.1 to Protective Life Corporation’s Current Report on Form 8-K filed November 13, 2018 (File No. 001-11339).

*10(x)†
Amended and Restated Protective Life Corporation Long-Term Incentive Plan, effective January 1, 2020, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2020 (File No. 001-31901).

*10(y)†
Amended and Restated Protective Life Corporation Long-Term Incentive Plan, effective November 2, 2022, filed as Exhibit 10(w)(1) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(z)†
Amended and Restated Protective Life Corporation Long-Term Incentive Plan, amended and restated as of February 25, 2021, filed as Exhibit 10.12(e) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901)

*10(aa)†	2024 Long-Term Incentive Plan Awards Acceptance Form, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*10(bb)†	2023 Long-Term Incentive Plan Awards Acceptance Form, filed as Exhibit 10(y) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.
*10(cc)†	2022 Long-Term Incentive Plan Awards Acceptance Form (for key officer), filed as Exhibit 10.13(b) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).
*10(dd)†	2021 Long-Term Incentive Plan Awards Acceptance Form, filed as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2021 (File No. 001-31901).
*10(ee)†	2020 Long-Term Incentive Plan Awards Acceptance Form, filed as Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901)
*10(ff)†	2024 Parent-Based Award Letter of Protective Life Corporation, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*10(gg)†	2024 Parent-Based Award Provisions of Protective Life Corporation, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*10(hh)†
2023 Parent-Based Award Letter of Protective Life Corporation, filed as Exhibit 10(cc) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(ii)†
2023 Parent-Based Award Provisions of Protective Life Corporation, filed as Exhibit 10(dd) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(jj)†	2022 Parent-Based Award Letter of Protective Life Corporation, filed as Exhibit 10.14(a)(1) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).
*10(kk)†	2022 Parent-Based Award Provisions of Protective Life Corporation, filed as Exhibit 10.14(a)(2) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).
*10(ll)†
2021 Parent-Based Award Letter of Protective Life Corporation, filed as Exhibit 10.14(a)(1) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(mm)†
2021 Parent-Based Award Provisions of Protective Life Corporation, filed as Exhibit 10.14(a)(2) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(nn)†	2020 Parent-Based Award Letter of Protective Life Corporation, filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901).
*10(oo)†	2020 Parent-Based Award Provisions of Protective Life Corporation, filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901).

*10(pp)†	2024 Performance Units Award Letter of Protective Life Corporation, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*10(qq)†
2024 Performance Units Provisions (for key officers) of Protective Life Corporation, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.

*10(rr)†	2024 Performance Unit Provisions of Protective Life Corporation, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*10(ss)†
2023 Performance Units Award Letter of Protective Life Corporation, filed as Exhibit 10(kk) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(tt)†
2023 Performance Units Provisions (for key officers) of Protective Life Corporation, filed as Exhibit 10(ll) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(uu)†
2023 Performance Units Provisions of Protective Life Corporation, filed as Exhibit 10(mm) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(vv)†
2022 Performance Units Award Letter (for key officers) of Protective Life Corporation, filed as Exhibit 10.15(a)(1) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).

*10(ww)†
2022 Performance Units Provisions (for key officers) of Protective Life Corporation, filed as Exhibit 10.15(a)(2) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).

*10(xx)†
2021 Performance Units Award Letter (for key officers) of Protective Life Corporation, filed as Exhibit 10.15(a)(1) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901)

*10(yy)†
2021 Performance Units Award Letter (enhanced) (for key officers) of Protective Life Corporation, filed as Exhibit 10.15(a)(2) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(zz)†
2021 Performance Units Provision (for key officers) of Protective Life Corporation, filed as Exhibit 10.15(a)(3) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(aaa)†	2020 Performance Units Award Letter (for key officers) of Protective Life Corporation, filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901).
*10(bbb)†	2020 Performance Units Provision (for key officers) of Protective Life Corporation, filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901)
*10(ccc)†
2024 Restricted Units Provisions (for key officers) of Protective Life Corporation,incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.

*10(ddd)†
2024 Restricted Units Award Letter (for key officers) of Protective Life Corporation,incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.

*10(eee)†
2023 Restricted Units Provisions (for key officers) of Protective Life Corporation, filed as exhibit 10(uu) to Post-Effective Amendment No. 5 to the Form S-1 Registration Statement (File No. 333-255192), filed on April 13, 2023.

*10(fff)†
2022 Restricted Units Award Letter (for key officers) of Protective Life Corporation, filed as Exhibit 10.16(a)(1) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).

*10(ggg)†	2022 Restricted Units Provisions (for key officers) of Protective Life Corporation, filed as Exhibit 10.16(a)(2) to the Company’ s Annual Report on Form 10-K filed March 18, 2022 (File No. 001-31901).
*10(hhh)†
2021 Restricted Units Award Letter (for key officers) of Protective Life Corporation, filed as Exhibit 10.16(a)(1) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(iii)†
2021 Restricted Units Provisions of Protective Life Corporation, filed as Exhibit 10.16(a)(2) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed March 30, 2021 (File No. 001-31901).

*10(jjj)†	2020 Restricted Units Award Letter (for key officers) of Protective Life Corporation, filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901).
*10(kkk)†	2020 Restricted Units Provisions of Protective Life Corporation, filed as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q filed May 14, 2020 (File No. 001-31901).
*10(lll)†
Protective Life Corporation’s Indemnity Agreement for Officers, filed as Exhibit 10(h) to Protective Life Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017, filed March 2, 2018 (File No. 001-11339).

*10(mmm)†	Protective Life Corporation’s Director Indemnity Agreement, filed as Exhibit 10(c) to Protective Life Corporation’s Quarterly Report on Form 10-Q filed August 5, 2010 (File No. 001-11339).
*10(nnn)†
Protective Life Corporation’s Deferred Compensation Plan Deferral and Investment Option Change Policy, as Amended and Restated as of October 16, 2023, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.

*10(ooo)
Underwriting Agreement by and among the Company and Protective Equity Services, Inc., filed as Exhibit 1(a) to the Company’s Registration Statement on Form S-3 (File No. 333-229837) filed on February 25, 2019.

15.	Letter re Unaudited Interim Financial Information. Not Applicable.
16.	Letter re Change in Certifying Accountant. Not Applicable.
*21.	Subsidiaries of the Registrant, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
22.	Subsidiary guarantors and issuers of guaranteed securities and affiliates whose securities collateralize securities of the registrant. Not Applicable.
*23.(a)	Consent of KPMG LLP, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*23.(b)	Consent of Eversheds-Sutherland LLP, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
24.	Power of Attorney. Not Applicable.
25.	Statement of Eligibility of Trustee. Not Applicable.
96.	Technical Report Summary. Not Applicable.
99.	Additional Exhibits. Not Applicable.
101.	Interactive Data File. Not Applicable.
*107.	Filing Fee Table, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-278664) filed on April 12, 2024.
*Incorporated by Reference
† Management contract or compensatory plan or arrangement
Item 16(b). Financial Statement Schedules
All required financial statement schedules of Protective Life Insurance Company are included in Part I of this Registration Statement.
Item 17. Undertakings.
(A)The undersigned Registrant hereby undertakes:
(1)To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
(ii)To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
(iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(2)That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(5)That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(B)Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officers or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 23, 2024.

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ RICHARD J. BIELEN
Richard J. Bielen
President, Chief Executive Officer, and Chairman of the Board
Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

(i) Principal Executive Officer

/s/ RICHARD J. BIELEN	President, Chief Executive Officer, and Chairman of the Board	April 23, 2024
Richard J. Bielen

(ii) Principal Financial Officer

/s/ PAUL R. WELLS	Executive Vice President and Chief Financial Officer	April 23, 2024
Paul R. Wells

(iii) Principal Accounting Officer

/s/ BARBARA N. PUGH	Chief Accounting Officer and Senior Vice President	April 23, 2024
Barbara N. Pugh

(iv) Board of Directors:

/s/ PAUL R. WELLS	Director	April 23, 2024
Paul R. Wells

/s/ RICHARD J. BIELEN	Director	April 23, 2024
Richard J. Bielen

/s/ STEVEN G. WALKER	Director	April 23, 2024
Steven G. Walker

Exhibit Index

Number	Description
5	Opinion re legality